Exhibit 99.1

GameStop Announces New Leadership Appointments and Enhanced Leadership Structure

GRAPEVINE, Texas, May 30, 2019—GameStop Corp. (NYSE: GME) today announced new leadership appointments and an enhanced organizational structure to better position the company for continued execution of its transformation and drive its next phase of growth. Under the enhanced organizational structure, which includes newly created Chief Customer Officer and Chief Merchandising Officer roles, the leadership team will report directly to George Sherman, who was appointed as Chief Executive Officer last month.

Collectively, the additions and changes to GameStop’s leadership bring together a strong group of individuals with complementary experience, deep industry and operational expertise and proven records of execution. These include:

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James Bell, age 51, appointed as Executive Vice President and Chief Financial Officer, effective June 3, 2019. Jim most recently served as CFO of Wok Holdings, Inc., the parent company of P.F. Chang’s, Pei Wei and True Food Kitchen restaurants, where he successfully designed and led the company’s overall strategic plan and omni-channel digital transformation that resulted in over $50 million in annual revenue growth over two years. Previously, Jim served as EVP, CFO at RLH Corporation and Coldwater Creek, Inc. Earlier in his career he held senior finance roles at several consumer businesses, including Harry & David Holdings, Inc. and The Gap. Jim previously served as a Naval Flight Officer in the U.S. Navy from 1989 to 1998.

Rob Lloyd, the company’s current Chief Operating Officer and Chief Financial Officer, will depart after nearly 23 years with GameStop, effective July 3, 2019. He will work closely with George and Jim to ensure a smooth transition during the month of June. As part of its new organizational structure, the company will eliminate the position of COO.

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Chris Homeister, age 50, appointed to newly created role of Executive Vice President and Chief Merchandising Officer, effective June 10, 2019. Chris most recently served as President, CEO and a member of the Board of Directors of The Tile Shop, a publicly traded specialty retailer, where he grew the company in terms of product assortment, online and mobile capabilities, store count, employees, revenue and EBITDA. Earlier in his career, he held a number of senior roles at Best Buy, including SVP, Digital Merchandising & Strategic Planning and General Manager and SVP, Entertainment Business Group, where he oversaw the product categories including video games, movies, music, and eReaders and launched Best Buy’s video game trade-in business. In the newly created CMO role at GameStop, Chris will be responsible for the company’s overall merchandise operations and strategy and all product and merchandising functions across all channels, including buying, planning, supply chain and logistics, and inventory allocation efforts.

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Frank Hamlin, age 50, promoted to the newly created role of Executive Vice President and Chief Customer Officer, effective June 3, 2019. Frank has more than 25 years of experience in retail marketing, strategy, customer loyalty and e-commerce, and previously served as GameStop’s Chief Marketing Officer. Prior to GameStop, he served as CMO of Tailored Brands, the parent company of Men’s Wearhouse, JoS. A. Bank and Joseph Abboud and held various marketing and operations leadership positions of increasing responsibility at Guitar Center; E-Miles LLC; H.E. Butt Grocery; and Brierley & Partners. In this newly created role, Frank will have responsibility for defining and driving the company’s overall customer-centric initiatives as it relates to marketing, customer loyalty, the omnichannel business, strategy and innovation.

“The new leadership appointments and changes to our organizational structure mark important milestones that will help advance GameStop’s transformation as we work to position the company for the future and bring gaming culture and experiences to life in every community,” George said. “With this experienced and dynamic team in place, we will be better positioned than ever to execute on our strategic priorities and meet our loyal customers where, when and how they want to shop. Importantly, we remain focused on driving long-term growth and profitability and further strengthening our balance sheet to deliver increased value to our shareholders, employees, customers and other stakeholders.”

George added, “On behalf of the entire GameStop Board of Directors and leadership team, I would like to extend my deepest gratitude to Rob for his significant contributions to GameStop in his nearly 23-year career with the company. Rob helped transform GameStop from a retail-only, single focus retailer to an omni-channel enterprise with multiple retail brands and product sets. He played an integral role in building our Technology Brands Business and oversaw the execution and integration of more than 40 acquisitions. We wish him all the best in his future endeavors.”

About GameStop
GameStop Corp., a Fortune 500 company headquartered in Grapevine, Texas, is a global, multichannel video game and consumer electronics retailer. GameStop operates nearly 5,800 stores across 14 countries. The company's consumer product network also includes www.gamestop.com; Game Informer® magazine, the world's leading print and digital video game publication; and ThinkGeek, www.thinkgeek.com, the premier retailer for the global geek community featuring exclusive and unique video game and pop culture products, and Simply Mac, which sells the full line of Apple products, including laptops, tablets, and smartphones and offers Apple certified warranty and repair services.

General information about GameStop Corp. can be obtained at the company’s corporate website. Follow @GameStop and @GameStopCorp on Twitter and find GameStop on Facebook at www.facebook.com/GameStop.

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Safe Harbor
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals, and expectations concerning its market position, opportunities, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. Such statements include without limitation those about the Company’s expectations for fiscal 2019, future financial and operating results, projections, expectations and other statements that are not historical facts. All statements regarding expected benefits of the announced management changes and changes in organizational structure are forward-looking statements.  Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those reflected or described in the forward-looking statements: the uncertain impact, effects and results of pursuit of operating, strategic, financial and structural alternatives; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital and credit; our inability to obtain sufficient quantities of product to meet consumer demand; the timing of release and consumer demand for new and pre-owned products; our ability to continue to expand, and successfully open and operate new stores for our collectibles business; risks associated with achievement of anticipated financial and operating results from acquisitions; our ability to sustain and grow our console digital video game sales; the impact of goodwill and intangible asset impairments; cost reduction initiatives, including store closing costs; risks related to changes in, and our continued retention of, executives and other key personnel; changes in consumer preferences and economic conditions; increased operating costs, including wages; cyber security events and related costs; risks associated with international operations; increased competition and changing technology in the video game industry; changes in domestic or foreign laws and regulations that reduce consumer demand for, or increase prices of, our products or otherwise adversely affect our business; our effective tax rate and the factors affecting our effective tax rate, including changes in international, federal or state tax, trade and other laws and regulations; the costs and outcomes of legal proceedings and tax audits; our use of proceeds from the sale of our Spring Mobile business; and unexpected changes in the assumptions underlying our outlook for fiscal 2019. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended February 2, 2019 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contact
GameStop Corp. Investor Relations
(817) 424-2001
investorrelations@gamestop.com